UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 21, 2002

     GS MORTGAGE SECURITIES CORP. (as company under a Trust Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of GS Mortgage Securities Corp. GSMPS Mortgage Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1)

                          GS MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-89556-07              13-6357101
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

85 Broad Street
New York, New York                                             10004
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GS Mortgage Securities Corp. GSMPS Mortgage Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2002 among GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee.

     On October 21, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 21, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP.
GS MORTGAGE SECURITIES CORP GSMPS MORTGAGE LOAN TRUST 2002-1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 31, 2002           By:    /s/  Mark W. McDermott
                                        ---------------------------------------
                                        Mark W. McDermott
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October  21, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 21, 2002

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

              GS Mortgage  Securities Corp. GSMPS  Mortgage  Loan Trust  2002-1
                                Statement to Certificate Holders
                                      October 21, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       377,874,000.00    377,874,000.00   4,815,029.83   2,268,682.29    7,083,712.12      0.00      0.00      373,058,970.17
B1          2,327,000.00      2,327,000.00       3,102.04      13,970.86       17,072.90      0.00      0.00        2,323,897.96
B2          1,940,000.00      1,940,000.00       2,586.14      11,647.38       14,233.52      0.00      0.00        1,937,413.86
B3          1,358,000.00      1,358,000.00       1,810.30       8,153.17        9,963.47      0.00      0.00        1,356,189.70
B4          1,552,000.00      1,552,000.00       2,068.91       9,317.91       11,386.82      0.00      0.00        1,549,931.09
B5          1,164,000.00      1,164,000.00       1,551.68       6,988.43        8,540.11      0.00      0.00        1,162,448.32
B6          1,745,921.00      1,745,921.00       2,327.42      10,482.17       12,809.59      0.00      0.00        1,743,593.58
R                 100.00            100.00         100.00           0.60          100.60      0.00      0.00                0.00
TOTALS    387,961,021.00    387,961,021.00   4,828,576.32   2,329,242.81    7,157,819.13      0.00      0.00      383,132,444.68
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1     36290PAA5   1,000.00000000      12.74242163     6.00380627       18.74622790      987.25757837      A_1       7.204568 %
B1      36290PAB3   1,000.00000000       1.33306403     6.00380748        7.33687151      998.66693597      B1        7.204568 %
B2      36290PAC1   1,000.00000000       1.33306186     6.00380412        7.33686598      998.66693814      B2        7.204568 %
B3      36290PAD9   1,000.00000000       1.33306333     6.00380707        7.33687040      998.66693667      B3        7.204568 %
B4      36290PAE7   1,000.00000000       1.33306057     6.00380799        7.33686856      998.66693943      B4        7.204568 %
B5      36290PAF4   1,000.00000000       1.33305842     6.00380584        7.33686426      998.66694158      B5        7.204568 %
B6      36290PAG2   1,000.00000000       1.33306146     6.00380544        7.33686690      998.66693854      B6        7.204568 %
R       N/A         1,000.00000000   1,000.00000000     6.00000000    1,006.00000000        0.00000000      R         7.204568 %
TOTALS              1,000.00000000      12.44603468     6.00380627       18.44984094      987.55396532
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Nadezhka Thomas
                JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                         Tel:(212)946-7959 Fax:(212)946-8744
                      Email: nadezhka.thomas@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Sec. 4.01(a)    Aggregate Schedule Principal Balance of Mortgage Loans                                          383,132,444.90
Sec. 4.01(b)    Available Distribution                                                                            7,157,819.14
                                        Principal Payment Amount                                                    517,176.27
                                        Principal Prepayment Amount                                               4,311,400.06

Sec. 4.01(c)    Principal Prepayments
                Class A-1
                                      Payoffs in Full                                                             4,292,514.84
                                      Partial Principal Prepayments                                                  18,885.22
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B1
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B2
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B3
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B4
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B5
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00
                Class B6
                                      Payoffs in Full                                                                     0.00
                                      Partial Principal Prepayments                                                       0.00
                                      Liquidation Proceeds                                                                0.00
                                      Condemnation Proceeds                                                               0.00
                                      Insurance Proceeds                                                                  0.00


Sec. 4.01(d)    Interest Payment
                Class A1
                                      Accrued and Paid for Current Month                                          2,268,682.29
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B1
                                      Accrued and Paid for Current Month                                             13,970.86
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B2
                                      Accrued and Paid for Current Month                                             11,647.38
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B3
                                      Accrued and Paid for Current Month                                              8,153.17
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B4
                                      Accrued and Paid for Current Month                                              9,317.91
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B5
                                      Accrued and Paid for Current Month                                              6,988.43
                                      Accrued and Paid from Prior Months                                                  0.00
                Class B6
                                      Accrued and Paid for Current Month                                             10,482.17
                                      Accrued and Paid from Prior Months                                                  0.00
                Class R
                                      Accrued and Paid for Current Month                                                  0.60
                                      Accrued and Paid from Prior Months                                                  0.00

Sec. 4.01(e)    Trust Fees
                                        Servicer Fees Paid                                                          145,246.44
                                        Trustee Fee Paid                                                              2,424.76

Sec. 4.01(f)    Monthly Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00

Sec. 4.01(g)    Trustee Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00


Sec. 4.01(h)    Number of Outstanding Mortgage Loans                                                                     4,682
                Balance of Outstanding Mortgage Loans                                                           383,132,444.90

Sec. 4.01(i)    Number and Balance of Delinquent Loans
                 Group Totals
                                                           Principal
                 Period                Number                Balance              Percentage
                30-59 days                    781            63,662,787.55                 16.62 %
                60-89 days                    217            19,092,547.47                  4.98 %
                90+days                        77             6,680,587.01                  1.74 %
                 Total                      1,075            89,435,922.03                 23.34 %


Sec. 4.01(i)    Number and Balance of REO Loans
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                           0                    0.00                  0.00 %


Sec. 4.01(i)    Number and Balance of Loans in Bankruptcy
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                          21            1,458,271.26                  0.38 %

                 Number of Loans in Bankruptcy 30-59 Days Delinquent                                                          0
                 Balance of Loans in Bankruptcy 30-59 Days Delinquent                                                      0.00

                 Number of Loans in Bankruptcy 60-89 Days Delinquent                                                          0
                 Balance of Loans in Bankruptcy 60-89 Days Delinquent                                                      0.00

                 Number of Loans in Bankruptcy 90-119 Days Delinquent                                                         0
                 Balance of Loans in Bankruptcy 90-119 Days Delinquent                                                     0.00

                 Number of Loans in Bankruptcy 120+ Days Delinquent                                                           3
                 Balance of Loans in Bankruptcy 120+ Days Delinquent                                                 303,078.73

Sec. 4.01(j)     Number and Balance of Loans in Foreclosure
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                           17            1,345,315.77                  0.35 %

                Number of Loans in Foreclosure 30-59 Days Delinquent                                                         2
                Balance of Loans in Foreclosure 30-59 Days Delinquent                                               159,821.45

                Number of Loans in Foreclosure 60-89 Days Delinquent                                                         4
                Balance of Loans in Foreclosure 60-89 Days Delinquent                                               241,118.59
                Number of Loans in Foreclosure 90+ Days Delinquent                                                           2
                Balance of Loans in Foreclosure 90+ Days Delinquent                                                 171,806.64

                Number of Loans in Foreclosure 120+ Days Delinquent                                                          5
                Balance of Loans in Foreclosure 120+ Days Delinquent                                                507,047.01

Sec. 4.01(l)    Aggregate Principal Payment
                Scheduled Principal                                                                                   517,176.27
                Payoffs                                                                                             4,292,514.84
                Prepayments                                                                                            18,885.22
                Liquidation Proceeds                                                                                        0.00
                Condemnation Proceeds                                                                                       0.00
                Insurance Proceeds                                                                                          0.00
                Realized Losses                                                                                             0.00
                Realized Gains                                                                                              0.00

Sec. 4.01(m)    Aggregate Amount of Mortgage Loans Repurchased                                                              0.00

Sec. 4.01(n)    Aggregate Amount of Shortfall Allocated for Current Period
                Class A-1                                                                                                   0.00
                Class B1                                                                                                    0.00
                Class B2                                                                                                    0.00
                Class B3                                                                                                    0.00
                Class B4                                                                                                    0.00
                Class B5                                                                                                    0.00
                Class B6                                                                                                    0.00

Sec. 4.01(o)    Cumulative Realized Losses                                                                                  0.00

Sec. 4.01(p)    Senior Percentage                                                                                     97.400000 %
                Senior Prepayment Percentage                                                                         100.000000 %
                Subordinate Percentage                                                                                 2.600000 %
                Subordinate Prepayment Percentage                                                                      0.000000 %


                                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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